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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported) July 25, 2001


                               AMERICAN IDC CORP.
               (Exact name of registrant as specified in charter)


            Florida                  000-31541                  65-0941058
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)              Identification No.)


    Suite 625, 9800 South Sepulveda Blvd, Los Angeles, CA         90045
          (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (310) 445-2529

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 19, 2001, the Company announced it had lost its bid to acquire 100% of the issued share capital of White Rock Holdings Ltd., a South African diamond mining and exploration company. The Company had announced it's intent in a current report on 8-K filed with the Securities and Exchange Commission on July 11, 2001.

The Company will be refocusing its efforts on exploring domestic opportunities in the service industry.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(b)      Exhibits

         99.1 Press Release of the Registrant, "American IDC Loses bid for White Rock...", dated July 19, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

Date:  August 3, 2001                          American IDC Corp.


                                               /s/ Gordon F. Lee
                                               ---------------------------------
                                               Gordon F. Lee
                                               President

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